UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2010

UDR, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(720) 283-6120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 8, 2010, UDR, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this report. The information contained in Exhibit 99.1 is being furnished to, but not filed with, the Securities and Exchange Commission.

Item 8.01 Other Events.

On November 8, 2010, UDR, Inc. issued a press release announcing that it has entered into a strategic partnership with MetLife. UDR, Inc. has acquired The Hanover Company’s interests in the existing Hanover/MetLife Master Limited Partnership. The joint venture currently owns a portfolio of 26 operating communities containing 5,748 homes and 11 land parcels with the potential to develop approximately 2,300 additional homes. A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex. No. - Description
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99.1 - Press Release dated November 8, 2010 related to earnings.
99.2 - Press Release dated November 8, 2010 related to Hanover/MetLife.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

November 8, 2010	By:	David L. Messenger

Name: David L. Messenger
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 8, 2010 related to earnings.
99.2	Press Release dated November 8, 2010 related to Hanover/MetLife.